UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): April 9, 2020

VIVINT SMART HOME, INC.

APX GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-38246 333-191132-02	98-1380306 46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VVNT	New York Stock Exchange

Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	VVNT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Vivint Smart Home, Inc.  ☐        APX Group Holdings, Inc.   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Vivint Smart Home, Inc.  ☐        APX Group Holdings, Inc.   ☐

Item 7.01	Regulation FD Disclosure.

On April 9, 2020, Vivint Smart Home, Inc. (the “Company”), the parent of APX Group Holdings, Inc. (“APX”), issued a press release discussing the Company’s measures in response to the COVID-19 pandemic, including measures to mitigate the effects of the COVID-19 pandemic on its business. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Current Report on Form 8-K (this “Form 8-K”), including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company or APX under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Form 8-K will not be deemed an admission as to the materiality of any information included in or referenced by this Form 8-K that is required to be disclosed by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Vivint Smart Home, Inc., dated April 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Dale R. Gerard
Name:	Dale R. Gerard
Title:	Chief Financial Officer

APX GROUP HOLDINGS, INC.

By:	/s/ Dale R. Gerard
Name:	Dale R. Gerard
Title:	Chief Financial Officer

Date: April 9, 2020